Exhibit 10.42

December 23, 2010

Sigma Partners

20 Custom House Street

Suite 830

Boston, MA 02110

Attn: Robert Davoli

Dear Mr. Davoli:

We have requested, and you have agreed to, certain accommodations under the Note and Warrant Purchase Agreement among GlassHouse Technologies, Inc. (the “Company”) and the Purchasers (as defined therein) dated as of June 28, 2010 (the “Agreement”). Capitalized terms used herein but not defined herein have the meaning given them in the Agreement. Sigma Partners 6, L.P., Sigma Associates 6, L.P. and Sigma Investors 6, L.P. (collectively, “Sigma”) constitute the Requisite Purchasers.

The Company and Sigma agree as follows:

1.	The sale of certain of the Company’s intellectual property assets to Splunk Inc., which was approved by the Company’s Board of Directors, is consented to and approved.

2.	The Notes will not be called until at least March 1, 2011, but will remain ahead of all other debt on the balance sheet in terms of maturity date.

3.	In connection with a refinancing, restructuring or extension of the convertible promissory note issued by the Company to Dell Products LP, which matures on March 6, 2011, Sigma expresses a willingness to defer calling the Notes beyond March 1, 2011 if such refinancing, restructuring or extension can be agreed to and finalized on terms satisfactory to Sigma. In consideration of such willingness, the Company agrees to extend for one year the expiration date of the warrants held by the Lenders that would otherwise have expired on January 11, 2011.

4.	If Sigma agrees not to call the Notes until a date later than March 1, 2011, the Company and the Lenders will execute paperwork to provide that the interest on the Notes from March 1, 2011 until such time as the Notes are called will accrue at 10%.

5.	Sigma hereby waives any and all defaults and Events of Default existing as of the date hereof and arising under the Agreement.

Sincerely,		Mark A. Shirman,
CEO
GlassHouse Technologies, Inc.

By:	/s/ Mark Shirman

GlassHouse Technologies, Inc.

200 Crossing Boulevard

Framingham, MA 01702

T: 508 879 5729

F: 508 879 7319

www.glasshouse.com

Acknowledged and agreed:

SIGMA ASSOCIATES 6, L.P.		By:	/s/ Robert E. Davoli
		Its:	Managing Director
By:	Sigma Management 6, L.L.C.
Its:	General Partner	SIGMA INVESTORS 6, L.P.

		By:	Sigma Management 6, L.L.C.
By:	/s/ Robert E. Davoli	Its:	General Partner
Its:	Managing Director

SIGMA PARTNERS 6, L.P.		By:	/s/ Robert E. Davoli
		Its:	Managing Director
By:	Sigma Management 6, L.L.C.
Its:	General Partner

GlassHouse Technologies, Inc.

200 Crossing Boulevard

Framingham, MA 01702

T: 508 879 5729

F: 508 879 7319

www.glasshouse.com